UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM ABS-15G
ASSET-BACKED SECURITIZER
REPORT PURSUANT TO SECTION 15G OF
THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐ Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period

___________________ to ___________________

Date of Report (Date of earliest event reported)  ________________________________

Commission File Number of securitizer:  ________________________________

Central Index Key Number of securitizer:  ________________________________

_________________________________________________________________________
Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1) ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i) ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii) ☐

☒ Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor:  0001721221

Upstart Securitization Trust 2025-1
 (Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable):  Not applicable
Central Index Key Number of underwriter (if applicable):  Not applicable
Sanjay Datta
                                                                      (833) 212-2461

Name and telephone number, including area code, of the person to contact in connection with this filing

Item 2.01 Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

The disclosures required by Rule 15Ga-2 (17 CFR 240.15Ga-2) are attached as Exhibit 99.1 to this Form ABS-15G.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2025

UPSTART FUNDING II, LLC
(Securitizer)

By: /s/ Sanjay Datta
Name: Sanjay Datta
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Independent Accountants’ Report on Applying Agreed-Upon Procedures

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Upstart Network, Inc. 2950 S. Delaware Street, Suite #401, San Mateo, California 94403

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Upstart Securitization Trust 2025-1, Asset-Backed Notes. Upstart Network, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, Goldman Sachs & Co. LLC (“Goldman” and together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 12, 2025, representatives of Goldman, on behalf of the Company, provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on January 31, 2025, with respect to 47,512 unsecured consumer loans (the “Preliminary Statistical Loan File”).

Further, on March 11, 2025, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the updated maturity date for each of the unsecured consumer loans set forth on the Preliminary Statistical Loan File.

At the Company’s instruction, we adjusted the Preliminary Statistical Loan File with the corresponding information set forth on the Supplemental Data File.  The Preliminary Statistical Loan File, as adjusted, is hereinafter referred to as the “Initial Statistical Loan File.”  At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Initial Statistical Loan File (the “Initial Sample Loans”).

Further on March 31, 2025, representatives the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on March 16, 2025, with respect to 47,463 unsecured consumer loans, including 114 Initial Sample Loans (the “Subsequent Statistical Loan File”).  At the Company’s instruction, we randomly selected 136 unsecured consumer loans from the Subsequent Statistical Loan File that were not Initial Sample Loans (the “Subsequent Sample Loans”).  The Initial Sample Loans and Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

Characteristics
1. Loan number (for informational purpose only)
2. Origination date
3. Payment amount
4. Maturity date
5. Original principal balance
6. Original loan term
7. Interest rate
8. Annual percentage rate (APR)
9. State of residence (at approval)

10. Annual borrower income (at approval)
11. Current principal balance
12. Current loan status
13. Monthly borrower debt (at approval)
14. Original FICO score
15. Loan grade
16. Debt to income ratio
17. Remaining term (months)

We compared Characteristic 2. to the corresponding information set forth on or derived from the related “Amortization Schedule;” Characteristics 3. through 7. to the “Promissory Note;” Characteristic 8. to the “Truth in Lending Disclosure;” Characteristics 9. through 12. to the Company’s servicing system (the “Servicing System”); Characteristics 13. and 14. to the “Credit Report” and Characteristic 15. to queries, provided by the Company, on February 26, 2025, for the Initial Sample Loans and April 1, 2025, for the Subsequent Sample Loans, from the Company’s origination system (collectively, the “Loan Grade Query”).

We compared Characteristic 16. to the product of (A) the quotient of (i) the monthly borrower debt (at approval) (as set forth on the Credit Report) and (ii) the quotient of (a) the annual borrower income (at approval) (as set forth on the Servicing System) and (b) 12 and (B) 100.

We compared Characteristic 17. to the number of months, including the “extended term” (as set forth on the Amortization Schedule), from, but not including, January 31, 2025 for the Initial Sample Loans or March 16, 2025 for the Subsequent Sample Loans through the maturity date (as set forth on the Promissory Note).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Promissory Note indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of one day are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 10., we were instructed to round the annual borrower income (at approval) (as set forth on the Statistical Loan File) to the nearest dollar; and

•	with respect to our comparison of Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

The loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above-mentioned Loan Documents.
******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Loan File or Subsequent Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 4, 2025